UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934


Date of Report (Date of earliest event reported) August 10, 2005
                                                 -------------------------------


                         FLATBUSH FEDERAL BANCORP, INC.
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             (Exact name of registrant as specified in its charter)

Federal                            000-50377                11-3700733
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(State or other jurisdiction      (Commission File Number) (IRS Employer ID No.)
 of incorporation)

2146 Nostrand Avenue, Brooklyn, New York                        11210
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(Address of principal executive offices)                      (Zip Code)


Registrant's telephone number, including area code (718) 859-6800
                                                  ------------------------------

                                 Not Applicable
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          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to rule 14a-12 under the Exchange Act (17CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition

      The following information is furnished pursuant to Item 2.02, Results of Operations and Financial Condition.

      On August 10, 2005, Flatbush Federal Bancorp, Inc. announced its earnings for quarter and six months ended June 30, 2005 by release. The press release is included as an exhibit.

Item 9.01. Financial Statements and Exhibits.

      (a) Financial statements of businesses acquired. Not Applicable
      (b) Pro forma financial information. Not Applicable
      (c) Exhibits
          Attached as Exhibit 99.1 is Flatbush Federal Bancorp, Inc.'s (the "Company") press release reporting earnings for quarter and six months ended June 30, 2005.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.


                                          FLATBUSH FEDERAL BANCORP, INC.




                                          By: /s/ Anthony J. Monteverdi
                                              -------------------------
                                              Anthony J. Monteverdi
                                              Chairman, President and
                                              Chief Executive Officer

DATE: August 10, 2005
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


                                  EXHIBIT INDEX

99.1  Press release dated August 10, 2005 reporting earnings for quarter and six
                          ---------------
      months ended June 30, 2005.